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                                                                      EXHIBIT 32


                   CERTIFICATION OF ANNUAL REPORT ON FORM 10-K
                                 OF ADVOCAT INC.
                      FOR THE YEAR ENDED DECEMBER 31, 2005

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Annual Report on Form 10-K for Advocat Inc. (the "Company") for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is executed as of March 29, 2006.

                                         /s/ William R. Council, III
                                         ---------------------------------
                                         William R. Council, III
                                         Chief Executive Officer

                                         /s/ L. Glynn Riddle, Jr.
                                         ---------------------------------
                                         L. Glynn Riddle, Jr.
                                         Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.








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